                                                                   EXHIBIT 10.22

                   [LETTERHEAD OF GREYROCK BUSINESS CREDIT]


                          AMENDMENT TO LOAN DOCUMENTS

BORROWER:      SYQUEST TECHNOLOGY, INC.
ADDRESS:       47071 BAYSIDE PARKWAY
               FREMONT, CALIFORNIA 94538

DATE:          MARCH 15, 1997

    THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 300 North Continental Boulevard, Suite 200, El Segundo, California 90245 and the borrower named above ("Borrower").

    The Parties agree to amend the Loan and Security Agreement between them, dated January 17, 1996, and accepted by GBC as of January 23, 1996 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

    1. CREDIT LIMIT. The section of the Schedule to Loan Agreement entitled "Credit Limit Section 1.1" is hereby amended to read as follows:

  "CREDIT LIMIT
  SECTION 1.1:

                 An amount not to exceed the lesser of: (i) $30,000,000 at any one time outstanding; or (ii) 75% (the "Advance Rate") of the amount of Borrower's Eligible Receivables (as defined in Section 8 above);

                 PROVIDED that with respect to the Netherlands Receivables the Advance Rate shall be 60% of the amount of such Eligible Receivables, provided further that the Loans outstanding regarding the Netherlands Receivables (the "Netherlands Loans") shall not exceed $7,000,000 at any one time outstanding, provided further there shall be no Netherlands Loans outstanding during each Cleanup Period (as defined below). "Cleanup Period" means the time period starting on the last day of each of the Borrower's fiscal quarters and ending on the 21st day of the succeeding quarter.

LETTERS OF CREDIT     Borrower and GBC are parties to the Letter of Credit
                      Collateral Agreement dated as of even date herewith (the
                      "LC Agreement"), pursuant to which GBC may, in its sole discretion, join with the Borrower in applications for letters of credit ("Letters of Credit") and/or guarantee payment or the performance of the Borrower under Letters of Credit and/or drafts or acceptances relating thereto.
                      Borrower understands and agrees that availability under the Credit Limit for Loans shall be reduced in accordance with the provisions of the LC Agreement.

EXCHANGE CONTRACTS    Borrower and GBC are parties to the Foreign Exchange
                      Agreement dated as of even date herewith (the "FX
                      Agreement"), pursuant to which GBC may, in its sole discretion, join with the Borrower in applications for foreign exchange contracts ("Exchange Contracts") and/or guarantee payment or the performance of the Borrower under Exchange Contracts. Borrower understands and agrees that availability under the Credit Limit for Loans shall be reduced in accordance with the provisions of the FX
                      Agreement."

     2. Additional Permitted Lien. Borrower has granted to Bank of America a lien in the Bank of America $400,000 time certificate of deposit, Account #12333-00882, to secure the obligations of Borrower under a bank guaranty issued by Bank of America relating to the Singapore affiliate of Borrower, SyQuest Technology Pte Ltd. It is agreed by the parties hereto such lien constitutes an additional Permitted Lien under the Loan Agreement.

     3. Representations True. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby. are true and correct.

     4. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in hi] all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the

Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.


Borrower:                                     GBC:

SYQUEST TECHNOLOGY, INC.                      GREYROCK BUSINESS CREDIT,
                                              a Division of NationsCredit
By________________________________            Commercial Corporation
    President or Vice President

By________________________________            By______________________________
    Ass't Secretary                           Title___________________________


Accepted and Acknowledged By:

SYQUEST TECHNOLOGY, B.V.


By________________________________
    Title:


By________________________________
    Title: